EXECUTION COPY

AMENDMENT NO. 1
to
THIRD AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT

This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED TRANSFER
AND ADMINISTRATION AGREEMENT (this “Amendment”), dated as of September 24, 2020, is entered into by and among Greif Receivables Funding LLC, a Delaware limited liability company, as seller (the “SPV”), Greif Packaging LLC (“GP”), a Delaware limited liability company, Delta Petroleum Company, Inc., a Louisiana corporation, American Flange & Manufacturing Co. Inc., a Delaware corporation, Caraustar Mill Group, Inc., an Ohio corporation, Caraustar Industrial and Consumer Products Group, Inc., a Delaware corporation, Caraustar Recovered Fiber Group, Inc., a Delaware corporation, The Newark Group, Inc., a New Jersey corporation, Caraustar Consumer Products Group, LLC, a Delaware limited liability company, Tama Paperboard, LLC, a Delaware limited liability company and Cascade Paper Converters Co., a Michigan corporation, as originators (each, an “Originator” and collectively, the “Originators”), GP, as servicer (in such capacity, the “Servicer”), Bank of America, N.A. (“BANA”), as the agent (in such capacity, the “Agent”), a Committed Investor, a Managing Agent and an Administrator, MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.) (“MUFG”), as a Committed Investor, a Managing Agent and an Administrator, The Toronto Dominion Bank (“TDB”), as a Committed Investor, a Managing Agent and an Administrator and Computershare Trust Company of Canada (“CTCC”), in its capacity as trustee of Reliant Trust, by its U.S. Financial Services Agent, The Toronto Dominion Bank, as a Conduit Investor, and solely with respect to Section 4.10, Greif, Inc.

RECITALS

WHEREAS, the SPV, the Servicer, the Originators, BANA, MUFG, TDB and CTCC have entered into that certain Third Amended and Restated Transfer and Administration Agreement, dated as of September 24, 2019 (as further amended, supplemented, amended and restated or otherwise modified through the date hereof, the “TAA”);

WHEREAS, in connection with this Amendment, the SPV, the Agent, BANA, MUFG, TDB and CTCC are entering into that certain fee letter agreement, dated as of the date hereof (“Fourth A&R Fee Letter”); and

WHEREAS, the parties hereto wish to make certain amendments to the TAA as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the TAA, the parties hereto agree as follows:

SECTION 1. Definitions.    All capitalized terms used but not defined herein have the meanings provided in the TAA.

SECTION 2. Amendments to the TAA. The TAA is hereby amended as follows:

2.1The definition of “Commitment Termination Date” in Section 1.1 of the TAA is hereby amended and restated in its entirety to read as follows:

““Commitment Termination Date” means the earlier to occur of September 24, 2021, or such later date to which the Commitment Termination Date may be extended by the SPV, the Agent and the Committed Investors (each in their sole discretion).”

2.2The definition of “Facility Limit” in Section 1.1 of the TAA is hereby amended and restated in its entirety to read as follows:

““Facility Limit” means at any time $250,000,000, as such amount may be increased in accordance with Section 2.17 or reduced in accordance with Section 2.16 or 2.17; provided that such amount may not at any time exceed the aggregate Commitments then in effect.

2.3BANA’s signature page to the TAA is hereby amended by replacing the dollar amount of “$125,000,000”, as set forth opposite of BANA’s signature on its signature page to the TAA under the heading “Commitment”, in its entirety where it appears therein with “$114,000,000”.

2.4MUFG’s signature page to the TAA is hereby amended by replacing the dollar amount of “$75,000,000”, as set forth opposite of MUFG’s signature on its signature page to the TAA under the heading “Commitment”, in its entirety where it appears therein with “$68,000,000”.

2.5TBD’s signature page to the TAA is hereby amended by replacing the dollar amount of “$75,000,000”, as set forth opposite of TDB’s signature on its signature page to the TAA under the heading “Commitment”, in its entirety where it appears therein with “$68,000,000”.

SECTION 3. Conditions Precedent. This Amendment shall become effective (the “Effective Date”) upon the satisfaction of the following: (i) receipt by the Agent of a counterpart (or counterparts) of this Amendment, duly executed by each of the parties hereto or other evidence satisfactory to the Agent of execution and delivery by such parties, (ii) receipt by the Agent of a counterpart (or counterparts) of the Fourth A&R Fee Letter, duly executed by each of the parties thereto or other evidence satisfactory to the Agent of execution and delivery by such parties and (iii) payment to the Agent, for the benefit of the Managing Agent of each Investor Group, on behalf of the Investors in such Investor Group, of an extension fee in an amount equal to the product of (A) 0.075% and (B) the Commitment of the Committed Investors in such Managing Agent’s Investor Group immediately after giving affect to this Amendment.

SECTION 4. Miscellaneous.

4.1Representations and Warranties. (i) Each of the SPV, each Originator and the Servicer hereby represents and warrants that this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally (whether at law or equity), (ii) the SPV hereby represents and warrants that upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist and (iii) each of the SPV, each Originator and the Servicer hereby represents and warrants that the representations and warranties of such Person set forth in the TAA and any other Transaction Document are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) as of the date hereof as though made on and as of such day (unless such representations and warranties specifically refer to a previous day, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such previous day).

4.2References to TAA. Upon the effectiveness of this Amendment, each reference in the TAA to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument or agreement executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.

4.3Effect on TAA. Except as specifically amended above, the TAA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.4No Waiver. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Investor under the TAA or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

4.5Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (without reference to the conflicts of law principles thereof other than section 5-1401 of the New York General Obligations Law).

4.6Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

4.7Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

4.8Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery by facsimile or other electronic means of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

4.9Transaction Document. This Amendment shall be a Transaction Document under the TAA for all purposes.

4.10Reaffirmation of Guaranty. Greif, Inc. hereby consents to the terms of this Amendment, confirms that its obligations under the Guaranty remain unaltered and in full force and effect and hereby reaffirms, ratifies and confirms the terms and conditions of the Guaranty.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized , as of the date first above written.

GREIF RECEIVABLES FUNDING LLC

/s/    DAVID C. LLOYD
Name: David C. Lloyd
                        Title: Vice President and Treasurer

GREIF PACKAGING LLC,
individually, as an Originator and as the Servicer

/s/    DAVID C. LLOYD
Name: David C. Lloyd
                        Title: Vice President and Treasurer

DELTA PETROLEUM COMPANY, INC.,
as an Originator

/s/    DAVID C. LLOYD
Name: David C. Lloyd
                        Title: Vice President and Treasurer

AMERICAN FLANGE & MANUFACTURING CO. INC.,
as an Originator

/s/    DAVID C. LLOYD
Name: David C. Lloyd
                        Title: Vice President and Treasurer

CARAUSTAR MILL GROUP, INC.,
as an Originator

/s/    DAVID C. LLOYD
Name: David C. Lloyd
                        Title: Vice President and Treasurer

CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC.,
as an Originator

/s/    DAVID C. LLOYD
Name: David C. Lloyd
                        Title: Vice President and Treasurer

Amendment No. I to Third A&R TAA

CARAUSTAR RECOVERED FIBER GROUP, INC.,
as an Originator

/s/    DAVID C. LLOYD
Name: David C. Lloyd
                        Title: Vice President and Treasurer

THE NEWARK GROUP, INC.,
as an Originator

/s/    DAVID C. LLOYD
Name: David C. Lloyd
                        Title: Vice President and Treasurer

CARAUSTAR CONSUMER PRODUCTS GROUP, LLC,
as an Originator

/s/    DAVID C. LLOYD
Name: David C. Lloyd
                        Title: Vice President and Treasurer

CASCADE PAPER CONVERTERS CO.,
as an Originator

/s/    DAVID C. LLOYD
Name: David C. Lloyd
                        Title: Vice President and Treasurer

TAMA PAPERBOARD, LLC,
as an Originator

/s/    DAVID C. LLOYD
Name: David C. Lloyd
                        Title: Vice President and Treasurer

Amendment No. I to Third A&R TAA

BANK OF AMERICA, N.A.,
as a Committed Investor, a Managing Agent and an Administrator for the BANA Investor Group and the Agent

/s/    SCOTT BELL
Name: Scott Bell
                        Title: Senior Vice President

Amendment No. I to Third A&R TAA

MUFG BANK, LTD. F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Committed Investor, a Managing Agent and an Administrator

/s/    ERIC WILLIAMS
Name: Eric Williams
                        Title: Managing Director

Amendment No. I to Third A&R TAA

THE TORONTO DOMINION BANK,
as a Committed Investor, a Managing Agent and an Administrator for the TD Bank Investor Group

/s/    LUNA MILLS
Name: Luna Mills
                        Title: Managing Director

COMPUTERSHARE TRUST COMPANY OF CANADA, in its capacity as trustee of RELIANT TRUST, by its U.S. Financial Services Agent, THE TORONTO DOMINION BANK, as a Conduit Investor for the TD Bank Investor Group

/s/    LUNA MILLS
Name: Luna Mills
                        Title: Managing Director

Amendment No. I to Third A&R TAA

Solely with respect to Section 4.10:

GREIF, INC.

/s/    DAVID C. LLOYD
Name: David C. Lloyd
                        Title: Vice President and Treasurer
Amendment No. I to Third A&R TAA